Exhibit 99.2
FINANCIAL SUPPLEMENT
March 31, 2010
Monster Worldwide, Inc. (together with its consolidated subsidiaries, the “Company,” “Monster,” “we,” “our” or “us”) provides this supplement to assist investors in evaluating the Company’s financial and operating metrics. We suggest that the notes to this supplement be read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles (“GAAP”), but are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure. The Company intends to update the financial supplement on a quarterly basis.

Notes to Financial Supplement
Presentation
Severance Charges
For the three months ended March 31, 2010, the Company incurred $6.4 million of severance costs relating to targeted global headcount reductions. These global headcount reductions were introduced to reduce operating expenses and provide funding for investments to further position the Company for sustainable long-term growth in the global online recruitment and advertising industry.
Agreement to Acquire HotJobs Business From Yahoo! Inc.
On February 3, 2010, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Yahoo! Inc. (“Yahoo!”), pursuant to which the Company has agreed to acquire from Yahoo! certain assets exclusive to Yahoo! HotJobs (the “HotJobs Assets”) for a purchase price of $225 million in cash payable at the closing of the transaction. The closing is subject to customary conditions to closing, including the receipt of requisite antitrust approvals. Either party may terminate the Asset Purchase Agreement, subject to certain exceptions, (i) in the event of an uncured breach of the Asset Purchase Agreement by the other party, (ii) if the closing has not occurred by August 25, 2010 (the “Termination Date”), provided that the Termination Date may be extended by up to nine additional months in Yahoo!’s sole discretion in connection with any antitrust related regulatory action or proceeding, (iii) if a legal restraint would prevent the consummation of the closing or (iv) if either party is compelled by a government authority to sell, hold separate or otherwise dispose of all or any portion of the HotJobs Assets or limit the operation of the HotJobs business.
In connection with the transaction, the Company and Yahoo! entered into certain other ancillary agreements to be effective as of the closing of the acquisition, including (i) a license agreement, pursuant to which Yahoo! will grant to the Company a license of certain patents and trade secrets for use by the Company, and the Company will agree to grant back to Yahoo! a license of the technology, trade secrets and patents assigned to the Company under the Asset Purchase Agreement, (ii) a transition services agreement to ensure the Company’s ability to operate the HotJobs business for a period of six months following the closing (as such time period may be extended at the Company’s discretion by up to three additional months) and (iii) a commercial traffic agreement, pursuant to which Yahoo! has agreed to place hyperlinks on Yahoo!’s homepages in the United States and Canada and certain other Yahoo! properties designed to direct user traffic to Monster.com and Monster.ca.
On April 7, 2010, the Company received a request for additional information from the U.S. Federal Trade Commission (“FTC”) with respect to the proposed acquisition of the HotJobs Assets. The request for information from the FTC is part of the regulatory process under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”). The Company intends to respond expeditiously to this request and continue to work cooperatively with the FTC in connection with their review. Completion of the transaction remains subject to the expiration or termination of the waiting period under the HSR Act and other customary closing conditions. The Company continues to expect the transaction to close during the third quarter of 2010.
In the three months ended March 31, 2010, the Company incurred $4.4 million of acquisition related costs relating to the agreement to acquire the HotJobs Assets. These costs primarily relate to legal fees, professional fees and other costs associated with the acquisition. We expect to continue to incur significant fees in 2010 relating to the acquisition of the HotJobs Assets.

Restructuring Actions
On July 30, 2007, we announced a strategic restructuring plan intended to position the Company for sustainable long-term growth in the rapidly evolving global online recruitment and advertising industry.
The restructuring plan was originally designed to reduce the Company’s workforce by approximately 800 associates. Subsequent to the announcement of this plan, the Company made a strategic decision to in-source customer service and identified 100 associates who will be staying with the Company. Through June 30, 2009, when all the initiatives relating to the 2007 restructuring plan were complete, the Company had notified or terminated approximately 700 associates and approximately 140 associates had voluntarily left the Company. The plan also included fixed asset write-offs, accelerated depreciation for assets to be phased out, costs relating to the consolidation of certain office facilities, contract termination costs, relocation costs and professional fees. The restructuring plan arose out of a review commencing in the second quarter of 2007 by our current executive management team of our cost structure and organizational structure. The restructuring was intended to realign the structure to permit investment in key areas that will improve the customer experience and foster revenue growth and long-term operating margin expansion. Since the inception of the 2007 restructuring program through the completion of the program in the second quarter of 2009, the Company has incurred $49.1 million of restructuring expenses. The Company will not incur any new charges relating to this program.
For the three months ended March 31, 2009, we recorded $11.0 of restructuring costs, primarily related to severance, fixed asset write-offs and office consolidations.
Auction Rate Securities
In the three months ended March 31, 2010, the Company received at par value $2.5 million from an issuer’s redemption of auction rate securities, resulting in a $0.2 million benefit which was recorded in interest and other, net in the consolidated statement of operations for the three months ended March 31, 2010.
Deferred revenue related to acquisitions
During the fourth quarter of 2008, we completed the acquisition of ChinaHR.com Holdings Ltd. (“ChinaHR”). In accordance with existing purchase accounting rules, we are required to write down a portion of ChinaHR’s deferred revenue to its fair value. Consequently, in post acquisition periods, we do not recognize the full amount of this deferred revenue. When measuring the performance of our business, however, we add back the revenue resulting from this fair value adjustment as we believe that the inclusion of this revenue provides useful information to our management, as well as to investors. For the three months ended March 31, 2009, the fair value adjustment to ChinaHR’s deferred revenue was $1.0 million.
Professional Fees
For the three months ended March 31, 2009, we recorded approximately $3.0 million of professional fees relating to our historical stock option granting practices. These costs primarily related to legal fees and are a component of “office and general” in our consolidated statement of operations. In addition, we have incurred costs related to litigation, an informal investigation by the SEC and an investigation by the United States Attorney for the Southern District of New York.
As a consequence of the Company’s entry into the settlement agreement with respect to the ERISA class action and settlement of the Company’s claims against a former member of senior management, we do not expect to continue to incur significant professional fees or legal fees paid on behalf of former employees and former members of senior management related to or in connection with matters relating to our historical stock option grant practices.
Reclassifications
Certain reclassifications of prior year amounts have been made for consistent presentation.

Non-GAAP financial measures
The Company has provided certain non-GAAP financial information as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures reported by other companies. The Company believes that its presentation of non-GAAP measures provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.
Non-GAAP revenue, operating expenses, operating income, operating margin, income from continuing operations and diluted earnings per share all exclude certain pro forma adjustments including: net costs associated with the Company’s historical stock option grant practices, related litigation and potential fines or settlements; severance costs for former executive officers incurred in the second quarter of 2007; costs related to the measures taken by the Company in response to a security breach in August 2007; the strategic restructuring actions initiated in the third quarter of 2007; severance and facility charges primarily related to the product and technology global reorganization; the fair value adjustment to deferred revenue in connection with the acquisition of ChinaHR; realized and unrealized gains and losses on marketable securities; transaction costs related to the proposed acquisition of Yahoo! HotJobs; and a net non-cash benefit relating to the reversal of an income tax liability for uncertain tax positions. The Company uses these non-GAAP measures for reviewing the ongoing results of the Company’s core business operations and in certain instances, for measuring performance under certain of the Company’s incentive compensation plans. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.
Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash costs incurred in connection with the Company’s restructuring program. The Company considers OIBDA to be an important indicator of its operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash restructuring costs from period to period, which the Company believes is useful to management and investors in evaluating its operating performance. OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.
Bookings represent the dollar value of contractual orders received in a quarter.
Free cash flow is defined as cash flow from operating activities less capital expenditures. Free cash flow is considered a liquidity measure and provides useful information about the Company’s ability to generate cash after investments in property and equipment. Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies. Free cash flow does not reflect the total change in the Company’s cash position for the period and should not be considered a substitute for such a measure.
Net cash and securities are defined as cash and cash equivalents plus short-term and long-term marketable securities, less total debt. Total available liquidity is defined as cash and cash equivalents, plus short-term and long-term marketable securities, plus unused borrowings under our credit facility. The Company considers net cash and securities and total available liquidity to be important measures of liquidity and indicators of its ability to meet its ongoing obligations. The Company also uses net cash and securities and total available liquidity, among other measures, in evaluating its choices for capital deployment. Net cash and securities and total available liquidity are presented herein as non-GAAP measures and may not be comparable to similarly titled measures used by other companies.

Selected financial ratios
We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business. Our definitions and calculations are as follows:
Annualized return on equity
Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain. In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business. We calculate annualized return on equity as follows:
Annualized net income / Average stockholders’ equity
Book value per share
Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity. We calculate book value per share as follows:
Stockholders’ equity / Total shares outstanding
Cash and marketable securities per share
We calculate cash and marketable securities per share as follows:
(Cash and cash equivalents + Current marketable securities + Non-current marketable securities) / Total shares outstanding

Monster Worldwide, Inc.
Statements of Operations
(unaudited, in thousands, except per share amounts)
Trended Quarterly Data

Summary P&L Information	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010

Monster Careers	$336,810	$320,953	$297,606	$257,931	$222,849	$190,397	$179,941	$179,409	$182,582
Internet Advertising & Fees	29,662	33,341	34,583	32,741	31,554	32,660	34,592	33,740	32,723

Revenue	366,472	354,294	332,189	290,672	254,403	223,057	214,533	213,149	215,305

Salary and related	135,115	127,346	128,904	123,211	112,037	103,564	102,752	105,475	118,183
Office and general	61,710	61,754	57,124	44,091	45,793	42,917	42,422	31,623	45,544
Marketing and promotion	111,854	68,976	57,684	52,684	73,691	44,953	45,757	45,260	59,581
Provision for (reversal of) legal settlements, net	—	40,100	—	—	—	—	(6,850)	—	—
Restructuring and other special charges	6,927	2,732	3,592	3,156	11,008	5,097	—	—	—
Depreciation expense	10,803	12,330	13,336	14,761	13,769	14,479	15,230	15,639	14,521
Amortization of restricted stock and RSU Plan	5,206	8,351	7,437	7,046	10,149	9,816	9,924	9,417	10,124
Non-cash stock option expense	127	182	165	178	199	104	157	155	143
Amortization of intangibles	1,386	1,274	1,374	2,756	2,551	2,466	2,189	2,210	2,083

Operating expenses	333,128	323,045	269,616	247,883	269,197	223,396	211,581	209,779	250,179

Operating income (loss)	33,344	31,249	62,573	42,789	(14,794)	(339)	2,952	3,370	(34,874)
Interest and other, net	7,383	3,057	5,283	1,560	1,203	76	(48)	(7,059)	(653)

Income (loss) from cont. operations, pre-tax	40,727	34,306	67,856	44,349	(13,591)	(263)	2,904	(3,689)	(35,527)

Provison for (benefit from) Income taxes	15,143	12,153	22,734	14,880	(4,489)	(83)	(30,891)	(2,420)	(12,179)
Losses in equity interests, net	(1,822)	(3,592)	(2,086)	(339)	(1,239)	(1,190)	(1,044)	(844)	(831)

Income (loss) from continuing operations	23,762	18,561	43,036	29,130	(10,341)	(1,370)	32,751	(2,113)	(24,179)

(Loss) income from disc. operations, net of tax (1)	(1,171)	12,269	(258)	(536)	—	—	—	—	—

Net income (loss)	$22,591	$30,830	$42,778	$28,594	$(10,341)	$(1,370)	$32,751	$(2,113)	$(24,179)

Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.19	$0.15	$0.36	$0.25	$(0.09)	$(0.01)	$0.27	$(0.02)	$(0.20)

Net income (loss)	$0.18	$0.26	$0.36	$0.24	$(0.09)	$(0.01)	$0.27	$(0.02)	$(0.20)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.19	$0.15	$0.36	$0.24	$(0.09)	$(0.01)	$0.27	$(0.02)	$(0.20)

Net income (loss)	$0.18	$0.25	$0.35	$0.24	$(0.09)	$(0.01)	$0.27	$(0.02)	$(0.20)

Weighted avg. shares outstanding:
Basic shares	122,711	120,885	120,057	118,601	118,855	119,274	119,473	119,575	120,032
Diluted shares	123,332	121,541	120,722	119,380	118,855	119,274	121,676	119,575	120,032

Global employees (ones)	5,164	5,396	5,669	6,961	6,295	5,999	5,779	5,687	5,518
Annualized revenue per average employee	$285.3	$268.4	$240.2	$184.1	$153.5	$145.1	$145.7	$148.7	$153.7

Bookings	$345,768	$306,259	$279,989	$289,650	$186,899	$175,468	$185,920	$258,620	$219,054

(1)	- Gain from discontinued operations, net of tax in the second quarter of 2008 includes tax benefits of $29.4 million and long-lived asset write-offs of $13.1 million related to the wind-down of the Tickle business included in our Internet Advertising & Fees business segment.

Monster Worldwide, Inc.
Trailing Twelve Months Statistics — Statements of Operations
(unaudited, in thousands, except per share amounts)

Summary P&L Information	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010

Monster Careers	$1,242,009	$1,271,636	$1,272,246	$1,213,300	$1,099,339	$968,783	$851,118	$772,596	$732,329
Internet Advertising & Fees	126,437	127,119	128,556	130,327	132,219	131,538	131,547	132,546	133,715

Revenue	1,368,446	1,398,755	1,400,802	1,343,627	1,231,558	1,100,321	982,665	905,142	866,044

Salary and related	514,585	514,092	519,031	514,576	491,498	467,716	441,564	423,828	429,974
Office and general	227,895	237,793	237,296	224,679	208,762	189,925	175,223	162,755	162,506
Marketing and promotion	333,824	329,232	315,332	291,198	253,035	229,012	217,085	209,661	195,551
Provision for (reversal of) legal settlements, net	—	40,100	40,100	40,100	40,100	—	(6,850)	(6,850)	(6,850)
Restructuring and other special charges	23,524	26,256	18,693	16,407	20,488	22,853	19,261	16,105	5,097
Depreciation expense	41,150	44,130	47,058	51,230	54,196	56,345	58,239	59,117	59,869
Amortization of restricted stock and RSU Plan	28,769	20,051	24,617	28,040	32,983	34,448	36,935	39,306	39,281
Non-cash stock option expense	383	518	579	652	724	646	638	615	559
Amortization of intangibles	5,693	5,554	5,491	6,790	7,955	9,147	9,962	9,416	8,948

Operating expenses	1,175,823	1,217,726	1,208,197	1,173,672	1,109,741	1,010,092	952,057	913,953	894,935

Operating income (loss)	192,623	181,029	192,605	169,955	121,817	90,229	30,608	(8,811)	(28,891)
Interest and other, net	27,592	23,746	22,522	17,283	11,103	8,122	2,791	(5,828)	(7,684)

Income (loss) from continuing operations, pre-tax	220,215	204,775	215,127	187,238	132,920	98,351	33,399	(14,639)	(36,575)

Provison for (benefit from) Income taxes	78,514	73,080	75,340	64,910	45,278	33,042	(20,583)	(37,883)	(45,573)
Losses in equity interests, net	(8,700)	(9,326)	(8,338)	(7,839)	(7,256)	(4,854)	(3,812)	(4,317)	(3,909)

Income from continuing operations	133,001	122,369	131,449	114,489	80,386	60,455	50,170	18,927	5,089

Income (loss) from disc. operations, net of tax	(3,493)	9,353	9,750	10,304	11,475	(794)	(536)	—	—

Net income	$129,508	$131,722	$141,199	$124,793	$91,861	$59,661	$49,634	$18,927	$5,089

Basic earnings per share:
Income from continuing operations	$1.05	$0.98	$1.07	$0.95	$0.67	$0.51	$0.42	$0.16	$0.04

Net income	$1.02	$1.06	$1.15	$1.04	$0.77	$0.50	$0.42	$0.16	$0.04

Diluted earnings per share:
Income from continuing operations	$1.04	$0.97	$1.07	$0.94	$0.67	$0.51	$0.42	$0.16	$0.04

Net income	$1.01	$1.05	$1.15	$1.03	$0.76	$0.50	$0.41	$0.16	$0.04

Weighted avg. shares outstanding:
Basic shares	127,064	124,650	122,289	120,557	119,600	119,197	119,051	119,294	119,588
Diluted shares	128,479	125,584	123,075	121,167	120,125	119,558	119,796	119,845	120,139

Monster Worldwide, Inc.
Statements of Cash Flows
(unaudited, in thousands, except per share amounts)
Trended Quarterly Data

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Cash flows provided by (used for) operating activities:
Net income (loss)	$22,591	$30,830	$42,778	$28,594	$(10,341)	$(1,370)	$32,751	$(2,113)	$(24,179)

Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Loss (income) from discontinued operations, net of tax	1,171	(12,269)	258	536	—	—	—	—	—
Depreciation and amortization	12,189	13,604	14,710	17,517	16,320	16,945	17,419	17,849	16,604
Provision for (reversal of) legal settlements, net	—	40,100	—	—	—	—	(6,850)	—	—
Receipts and (payments) for legal settlements, net	—	—	5,700	(35,587)	—	—	—	—	—
Provision for doubtful accounts	3,564	3,207	4,403	5,057	4,072	2,812	1,682	1,588	1,149
Non-cash compensation	6,495	8,533	7,602	7,223	10,348	9,920	10,081	9,572	10,267
Deferred income taxes	(7,319)	(12,263)	12,440	14,572	(2,488)	(3,933)	12,160	(4,550)	(14,713)
Non-cash restructuring write-offs, accelerated amortization, and other	1,649	436	924	924	3,690	1,051	3	4,216	—
Loss in equity interests	1,822	3,592	2,086	339	1,239	1,190	1,044	844	831
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	37,848	44,812	49,231	(19,371)	72,347	47,892	7,284	(47,061)	17,631
Prepaid and other	1,025	18,073	2,522	1,548	3,246	13,615	(16,005)	(3,525)	1,389
Deferred revenue	(2,458)	(51,465)	(58,644)	(5,732)	(63,383)	(61,153)	(28,152)	41,054	4,668
Accounts payable, accrued expenses and other liabilities	(289)	(13,308)	8,673	(27,790)	(21,237)	(40,657)	(19,574)	14,883	22,569
Net cash (used for) provided by operating activities of discontinued operations	(560)	(2,569)	(962)	(2,758)	(77)	77	—	—	—

Total adjustments	55,137	40,483	48,943	(43,522)	24,077	(12,241)	(20,908)	34,870	60,395

Net cash provided by (used for) operating activities	77,728	71,313	91,721	(14,928)	13,736	(13,611)	11,843	32,757	36,216

Cash flows provided by (used for) investing activities:
Capital expenditures	(20,559)	(29,654)	(21,011)	(22,403)	(14,922)	(11,457)	(12,285)	(10,013)	(8,536)
Purchase of marketable securities	(149,249)	(7,633)	(25,265)	(1,785)	(992)	(6,484)	—	(1,109)	—
Sale and maturities of marketable securities	414,453	21,852	66,000	36,981	1,425	1,892	—	67,660	3,414
Payments for acquisitions and intangible assets, net of cash acquired	(61,567)	—	(64,628)	(166,641)	—	—	(300)	—	—
Dividends received from unconsolidated investee	—	1,011	—	—	—	763	—	—	220
Cash funded to equity investee	(5,000)	—	—	(1,402)	(1,428)	(1,886)	(1,639)	(1,346)	(1,345)
Net cash used for investing activities of discontinued operations	—	—	—	—	—	—	—	—	—

Net cash provided by (used for) investing activities	178,078	(14,424)	(44,904)	(155,250)	(15,917)	(17,172)	(14,224)	55,192	(6,247)

Cash flows (used for) provided by financing activities:
Proceeds from borrowings on credit facilities short-term	—	—	247,000	4,971	199,203	—	—	—	—
Payments on borrowings on credit facilities short-term	—	—	—	(197,893)	—	(157,173)	(99,023)	—	—
Repurchase of common stock	(79,469)	(6,858)	(41,806)	(32)	(1,907)	(528)	(1,869)	(267)	(6,359)
Net borrowings (payments) under capital lease obligations and other debt	(80)	(67)	(9)	(15)	(5)	(1)	50,006	—	—
Cash received from the exercise of employee stock options	418	628	110	305	9	—	46	12	27
Excess tax benefits from (provisions for) stock-based compensation	61	59	861	22	4	—	8	67	—

Net cash (used for) provided by financing activities	(79,070)	(6,238)	206,156	(192,642)	197,304	(157,702)	(50,832)	(188)	(6,332)

Effects of exchange rates on cash	10,256	(1,933)	(13,303)	(20,044)	(6,327)	13,681	4,438	209	(7,932)

Net increase (decrease) in cash and cash equivalents	186,992	48,718	239,670	(382,864)	188,796	(174,804)	(48,775)	87,970	15,705
Cash and cash equivalents, beginning of period	129,744	316,736	365,454	605,124	222,260	411,056	236,252	187,477	275,447

Cash and cash equivalents, end of period	$316,736	$365,454	$605,124	$222,260	$411,056	$236,252	$187,477	$275,447	$291,152

Non — GAAP Free cash flow (1):
Net cash provided by (used for) operating activities	$77,728	$71,313	$91,721	$(14,928)	$13,736	$(13,611)	$11,843	$32,757	$36,216
Less: Capital expenditures	(20,559)	(29,654)	(21,011)	(22,403)	(14,922)	(11,457)	(12,285)	(10,013)	(8,536)

Free cash flow	$57,169	$41,659	$70,710	$(37,331)	$(1,186)	$(25,068)	$(442)	$22,744	$27,680

(1)	- See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Consolidated Condensed Balance Sheets
(unaudited, in thousands, except selected financial ratios)
Trended Quarterly Data

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
ASSETS

Current assets:
Cash and cash equivalents	$316,736	$365,454	$605,124	$222,260	$411,056	$236,252	$187,477	$275,447	$291,152
Marketable securities, current	79,236	68,579	33,823	1,425	992	14,533	20,482	9,259	8,150
Accounts Receivable, net	458,447	410,427	358,214	376,720	294,449	249,004	243,033	287,698	263,589
Prepaid and other	97,929	121,093	111,754	82,416	82,710	73,866	87,058	73,089	70,229

Total current assets	952,348	965,553	1,108,915	682,821	789,207	573,655	538,050	645,493	633,120

Marketable securities, non-current	102,716	99,330	93,728	90,347	89,196	81,272	75,953	15,410	13,110
Property and equipment, net	138,182	149,048	152,352	161,282	154,559	153,942	150,963	143,727	136,487
Goodwill	702,598	690,161	707,164	894,546	886,970	897,561	930,231	925,758	917,187
Intangibles, net	34,308	32,696	36,694	52,335	49,533	47,420	45,893	43,863	41,173
Investment in unconsolidated affiliates	49,049	44,446	42,360	1,843	1,315	517	525	546	330
Other assets	67,218	70,475	61,761	33,416	33,314	35,100	32,617	52,393	50,884
Non-current assets of discontinued operations	13,959	—	—	—	—	—	—	—	—

Total assets	$2,060,378	$2,051,709	$2,202,974	$1,916,590	$2,004,094	$1,789,467	$1,774,232	$1,827,190	$1,792,291

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$297,932	$321,077	$328,546	$254,407	$225,630	$192,266	$204,402	$196,248	$217,671
Deferred revenue	521,873	470,408	411,764	414,312	344,905	289,818	265,573	305,898	304,993
Borrowings on credit facility short-term	—	—	247,000	54,971	254,174	97,000	—	—	—
Current portion of long-term debt	158	142	26	18	27	23	5,017	5,010	5,003

Total current liabilities	819,963	791,627	987,336	723,708	824,736	579,107	474,992	507,156	527,667

Non-current income taxes payable	116,376	119,360	115,318	119,951	123,385	125,991	82,963	87,343	89,101
Long-term debt	—	—	—	—	—	—	45,000	45,000	45,000
Other liabilities	16,254	17,449	23,699	25,658	29,838	30,971	36,394	54,527	38,288
Non-current liabilities of discontinued operations	4,067	—	—	—	—	—	—	—	—

Total liabilities	956,660	928,436	1,126,353	869,317	977,959	736,069	639,349	694,026	700,056

Common stock and class B common stock	133	134	134	133	134	134	134	134	135
Additional paid-in capital	1,395,991	1,397,281	1,363,655	1,367,373	1,374,049	1,382,649	1,388,609	1,395,969	1,394,915
Accumulated other comprehensive income	155,830	143,264	87,460	25,801	8,327	28,360	71,133	64,167	48,470
Accumulated deficit	(448,236)	(417,406)	(374,628)	(346,034)	(356,375)	(357,745)	(324,993)	(327,106)	(351,285)

Total stockholders’ equity	1,103,718	1,123,273	1,076,621	1,047,273	1,026,135	1,053,398	1,134,883	1,133,164	1,092,235

Total liabilities and stockholders’ equity	$2,060,378	$2,051,709	$2,202,974	$1,916,590	$2,004,094	$1,789,467	$1,774,232	$1,827,190	$1,792,291

Selected Financial Ratios(1)
— Annualized return on equity	8.1%	11.1%	15.6%	10.8%	-4.0%	-0.5%	12.0%	-0.7%	-8.7%
— Book value per share	$9.13	$9.30	$9.08	$8.83	$8.61	$8.83	$9.49	$9.48	$9.05
— Cash and marketable securities per share	$4.13	$4.42	$6.18	$2.65	$4.20	$2.78	$2.37	$2.51	$2.59
— Net cash and securities	$498,353	$533,095	$485,632	$259,033	$247,038	$235,034	$233,895	$250,106	$262,409

(1)	- See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.
Segment Information and Margin Analysis — Non-GAAP
(unaudited, in thousands)
Trended Quarterly Data

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010

Segment OIBDA (1):
Careers — North America	$47,602	$67,636	$52,516	$44,138	$12,272	$22,066	$16,902	$12,988	$5,671
Careers — International	16,662	40,361	39,060	23,833	10,749	8,386	8,154	9,024	(3,089)

Careers OIBDA (1)	64,264	107,997	91,576	67,971	23,021	30,452	25,056	22,012	2,582

Internet Advertising & Fees OIBDA (1)	792	7,508	7,425	6,293	6,364	7,939	8,247	7,573	4,764

Total Monster OIBDA (1)	$65,056	$115,505	$99,001	$74,264	$29,385	$38,391	$33,303	$29,585	$7,346

Corporate expenses before D&A (1)	$(12,104)	$(61,196)	$(13,192)	$(5,810)	$(13,843)	$(10,810)	$(2,851)	$1,206	$(15,349)

Proforma operating income (loss) (1):
Careers — North America	$42,955	$59,335	$43,771	$34,314	$3,100	$12,405	$9,519	$4,226	$(491)
Careers — International	12,945	33,316	32,467	17,711	7,413	1,983	782	297	(11,269)

Careers Proforma operating income (loss) (1)	55,900	92,651	76,238	52,025	10,513	14,388	10,301	4,523	(11,760)

Internet Advertising & Fees ProForma operating income (loss) (1)	(609)	4,994	4,977	3,745	4,003	5,096	6,506	4,993	2,145

Total Monster Proforma income (loss) (1)	$55,291	$97,645	$81,215	$55,770	$14,516	$19,484	$16,807	$9,516	$(9,615)

Corporate Proforma expenses (1)	$(11,586)	$(19,308)	$(11,175)	$(14,294)	$(14,288)	$(11,756)	$(12,913)	$(9,567)	$(14,528)

Segment operating income (loss): (1)
Careers — North America	$39,701	$58,409	$43,120	$34,025	$828	$10,919	$6,057	$1,866	$(3,772)
Careers — International	9,643	31,916	30,230	12,938	(671)	(2,019)	(2,181)	(1,412)	(13,412)

Careers operating income (loss)	49,344	90,325	73,350	46,963	157	8,900	3,876	454	(17,184)

Internet Advertising & Fees operating income (loss)	(1,431)	4,656	4,726	3,715	3,557	4,926	5,091	4,540	1,236

Total Monster operating income (loss)	$47,913	$94,981	$78,076	$50,678	$3,714	$13,826	$8,967	$4,994	$(15,948)

Corporate expenses	$(14,569)	$(63,732)	$(15,503)	$(7,889)	$(18,508)	$(14,165)	$(6,015)	$(1,624)	$(18,926)

Margin Analysis:

Careers — North America OIBDA margin	25.9%	41.2%	33.8%	32.7%	10.3%	21.7%	17.8%	14.3%	5.8%
Careers — North America Proforma operating margin	23.4%	36.1%	28.2%	25.4%	2.6%	12.2%	10.0%	4.6%	-0.5%
Careers — North America operating margin	21.6%	35.6%	27.8%	25.2%	0.7%	10.7%	6.4%	2.1%	-3.9%

Careers — International OIBDA margin	10.9%	25.8%	27.4%	19.4%	10.4%	9.5%	9.6%	10.2%	-3.6%
Careers — International Proforma operating margin	8.4%	21.3%	22.8%	14.2%	7.1%	2.2%	0.9%	0.3%	-13.2%
Careers — International operating margin	6.3%	20.4%	21.2%	10.5%	-0.6%	-2.3%	-2.6%	-1.6%	-15.7%

Careers OIBDA margin	19.1%	33.6%	30.8%	26.4%	10.3%	16.0%	13.9%	12.3%	1.4%
Careers Proforma operating margin	16.6%	28.9%	25.6%	20.0%	4.7%	7.5%	5.7%	2.5%	-6.4%
Careers operating margin	14.7%	28.1%	24.6%	18.2%	0.1%	4.7%	2.2%	0.3%	-9.4%

Internet Advertising & Fees OIBDA margin	2.7%	22.5%	21.5%	19.2%	20.2%	24.3%	23.8%	22.4%	14.6%
Internet Advertising & Fees Proforma operating margin	-2.1%	15.0%	14.4%	11.4%	12.7%	15.6%	18.8%	14.8%	6.6%
Internet Advertising & Fees operating margin	-4.8%	14.0%	13.7%	11.3%	11.3%	15.1%	14.7%	13.5%	3.8%

(1)	- See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Statements of Operations
(unaudited)
Trended Quarterly Data

Summary P&L Information	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010

Monster Careers	91.9%	90.6%	89.6%	88.7%	87.6%	85.4%	83.9%	84.2%	84.8%
Internet Advertising & Fees	8.1%	9.4%	10.4%	11.3%	12.4%	14.6%	16.1%	15.8%	15.2%

Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	36.9%	35.9%	38.8%	42.4%	44.0%	46.4%	47.9%	49.5%	54.9%
Office and general	16.8%	17.4%	17.2%	15.2%	18.0%	19.2%	19.8%	14.8%	21.2%
Marketing and promotion	30.5%	19.5%	17.4%	18.1%	29.0%	20.2%	21.3%	21.2%	27.7%
Provision for (reversal of) legal settlements, net	0.0%	11.3%	0.0%	0.0%	0.0%	0.0%	-3.2%	0.0%	0.0%
Restructuring and other special charges	1.9%	0.8%	1.1%	1.1%	4.3%	2.3%	0.0%	0.0%	0.0%
Depreciation expense	2.9%	3.5%	4.0%	5.1%	5.4%	6.5%	7.1%	7.3%	6.7%
Amortization of restricted stock and RSU Plan	1.4%	2.4%	2.2%	2.4%	4.0%	4.4%	4.6%	4.4%	4.7%
Non-cash stock option expense	0.0%	0.1%	0.0%	0.1%	0.1%	0.0%	0.1%	0.1%	0.1%
Amortization of intangibles	0.4%	0.4%	0.4%	0.9%	1.0%	1.1%	1.0%	1.0%	1.0%

Operating expenses	90.9%	91.2%	81.2%	85.3%	105.8%	100.2%	98.6%	98.4%	116.2%

Operating income (loss)	9.1%	8.8%	18.8%	14.7%	-5.8%	-0.2%	1.4%	1.6%	-16.2%
Interest and other, net	2.0%	0.9%	1.6%	0.5%	0.5%	0.0%	0.0%	-3.3%	-0.3%

Income (loss) from continuing operations, pre-tax	11.1%	9.7%	20.4%	15.3%	-5.3%	-0.1%	1.4%	-1.7%	-16.5%

Income taxes (benefit from)	4.1%	3.4%	6.8%	5.1%	-1.8%	0.0%	-14.4%	-1.1%	-5.7%
Losses in equity interests, net	-0.5%	-1.0%	-0.6%	-0.1%	-0.5%	-0.5%	-0.5%	-0.4%	-0.4%

Income from continuing operations	6.5%	5.2%	13.0%	10.0%	-4.1%	-0.6%	15.3%	-1.0%	-11.2%

(Loss) income from disc. operations, net of tax	-0.3%	3.5%	-0.1%	-0.2%	0.0%	0.0%	0.0%	0.0%	0.0%

Net income (loss)	6.2%	8.7%	12.9%	9.8%	-4.1%	-0.6%	15.3%	-1.0%	-11.2%

Monster Worldwide, Inc.
Statements of Operations — Reconciliation of Non-GAAP Measures
(unaudited, in thousands, except per share amounts)
Trended Quarterly Data

Summary P&L Information	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010

Proforma revenue (1)	$366,472	$354,294	$332,189	$292,885	$255,397	$223,782	$215,085	$213,149	$215,305

Deferred revenue related to acquisitions	—	—	—	2,213	994	725	552	—	—

Revenue	$366,472	$354,294	$332,189	$290,672	$254,403	$223,057	$214,533	$213,149	$215,305

OIBDA (1)	$52,952	$54,309	$85,809	$68,454	$15,542	$27,581	$30,452	$30,791	$(8,003)

Depreciation expense	10,803	12,330	13,336	14,761	13,769	14,479	15,230	15,639	14,521
Amortization of restricted stock and RSU Plan	5,206	8,351	7,437	7,046	10,149	9,816	9,924	9,417	10,124
Non-cash stock option expense	127	182	165	178	199	104	157	155	143
Restructuring non-cash compensation expense	1,162	—	—	—	—	—	—	—	—
Restructuring non-cash write-offs	924	923	924	924	3,668	1,055	—	—	—
Amortization of intangibles	1,386	1,274	1,374	2,756	2,551	2,466	2,189	2,210	2,083

Operating income (loss)	$33,344	$31,249	$62,573	$42,789	$(14,794)	$(339)	$2,952	$3,370	$(34,874)

Proforma operating income (loss) (1)	$43,705	$78,337	$70,040	$41,476	$228	$7,728	$3,894	$(51)	$(24,143)

Provision for (reversal of) legal settlements, net	—	40,100	—	—	—	—	(6,850)	—	—
Stock option investigation	2,983	4,256	3,875	(6,682)	3,020	2,245	(474)	(8,037)	—
Security breach	451	—	—	—	—	—	—	—	—
Non-Gaap severance	—	—	—	—	—	—	5,907	2,866	6,360
Non-Gaap facilities	—	—	—	—	—	—	1,807	1,750	—
Non-Gaap acquisition related fees	—	—	—	—	—	—	—	—	4,371
Deferred revenue related to acquisitions	—	—	—	2,213	994	725	552	—	—
Restructuring non-cash compensation expense	1,162	—	—	—	—	—	—	—	—
Restructuring program non-cash write-offs	924	923	924	924	3,668	1,055	—	—	—
Restructuring expenses, less non-cash items	4,841	1,809	2,668	2,232	7,340	4,042	—	—	—

Operating income (loss)	$33,344	$31,249	$62,573	$42,789	$(14,794)	$(339)	$2,952	$3,370	$(34,874)

(1)	- See notes to financial supplement for further explanation of non-GAAP measures.